UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant                                              ☒

Filed by Party other than the Registrant               ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Material
☐	Soliciting Material Pursuant to Rule 14a-12

EAGLE POINT INCOME COMPANY INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EAGLE POINT INCOME COMPANY INC.

600 Steamboat Road, Suite 202
Greenwich, CT 06830

April 7, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Meeting”) of Eagle Point Income Company Inc. (the “Company”) to be held on Friday, May 23, 2025, at 8:15 a.m., Eastern Time, at 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

The Notice of the Annual Meeting of Stockholders and the Proxy Statement accompanying this letter describe the business to be conducted at the Meeting. At the Meeting, holders of the outstanding shares of the Company’s common stock and the outstanding shares of the Company’s preferred stock, voting together as a single class, will be asked to elect one director of the Company and, additionally, holders of the outstanding shares of the Company’s preferred stock, voting separately as a single class, will be asked to elect one director of the Company.

It is important that your shares be represented at the Meeting. If you are unable to attend the Meeting in person, please complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote is important.

Sincerely yours,

/s/ Thomas P. Majewski

Thomas P. Majewski, Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2025

The Proxy Statement and the Annual Report to Stockholders for the fiscal year ended December 31, 2024, are available at www.eaglepointincome.com.

In addition, copies of the Company’s most recent annual and semi-annual report, including financial statements, have previously been transmitted to the Company’s stockholders. The Company will furnish to any stockholder upon request, without charge, an additional copy of the Company’s most recent annual report and semi-annual report to stockholders. Annual reports and semi-annual reports to stockholders may be obtained by writing to Courtney Fandrick, Secretary, Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830, by calling toll-free (844) 810-6501 or by visiting the Company’s website at www.eaglepointincome.com.

The following information applicable to the Meeting is found in the Proxy Statement and accompanying proxy card:

•	The date, time and location of the meeting;
•	A list of the matters intended to be acted on and the recommendation of the Company’s Board of Directors regarding those matters; and
•	Any control/identification numbers that you need to access your proxy card, as applicable.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2025

EAGLE POINT INCOME COMPANY INC.

600 Steamboat Road, Suite 202
Greenwich, CT 06830

To the Stockholders of Eagle Point Income Company Inc. (the “Company”):

Notice is hereby given that an Annual Meeting of Stockholders of the Company (the “Meeting”) will be held at the offices of the Company at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, on Friday, May 23, 2025 at 8:15 a.m., Eastern Time.

At the Meeting, you will be asked to elect two (2) directors of the Company, as outlined below and more fully described in the accompanying Proxy Statement:

1.	Mr. James R. Matthews, to be voted upon by holders of the outstanding shares of the Company’s preferred stock, voting separately as a single class, to serve until the 2028 annual meeting of stockholders or until his successor is duly elected and qualifies; and

2.	Mr. Paul E. Tramontano, to be voted upon by holders of the outstanding shares of the Company’s common stock and preferred stock, voting together as a single class, to serve until the 2028 annual meeting of stockholders or until his successor is duly elected and qualifies.

The Board of Directors of the Company has fixed the close of business on March 31, 2025, as the record date for the determination of stockholders of the Company entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company. This Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card are first being sent to stockholders on or about April 7, 2025.

By order of the Board of Directors of the Company

                 /s/ Courtney B. Fandrick

Courtney B. Fandrick
Secretary

Greenwich, CT

April 7, 2025

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled. If you have any questions regarding the proxy materials please call (844) 810-6501.

EAGLE POINT INCOME COMPANY INC.

600 Steamboat Road, Suite 202
Greenwich, CT 06830

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2025

April 7, 2025

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board,” and each member, a “Director”) of the holders of the capital stock (the “Stockholders”) of Eagle Point Income Company Inc. (the “Company,” “we,” “us” or “our”) of proxies to be voted at the 2025 Annual Meeting of Stockholders (the “Meeting”) and any adjournment(s) or postponement(s) thereof. The Meeting will be held at our offices, which are located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, on Friday, May 23, 2025, at 8:15 a.m., Eastern Time. The Notice of Annual Meeting of Stockholders (the “Notice”), this Proxy Statement and the enclosed proxy card are first being sent to Stockholders on or about April 7, 2025. A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2024 (the “Annual Report”), was previously transmitted to the Stockholders and is also available to Stockholders, without charge, upon request by writing to Courtney Fandrick, Secretary, Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830, by calling (844) 810-6501 or by visiting the Company’s website at www.eaglepointincome.com.

The Board has fixed the close of business on March 31, 2025, as the record date (the “Record Date”) for the determination of Stockholders entitled to receive notice of, and to vote at, the Meeting. The Meeting is scheduled as a meeting of all Stockholders. As of the Record Date, 25,409,702 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), were issued and outstanding, 1,521,649 shares of the Company’s 5.00% Series A Term Preferred Stock due 2026, par value $0.001 per share (the “Series A Term Preferred Stock”) were issued and outstanding, 1,848,312 shares of the Company’s 7.75% Series B Term Preferred Stock Due 2028, par value $0.001 per share (the “Series B Term Preferred Stock”) and 2,472,571 shares of the Company’s 8.00% Series C Term Preferred Stock Due 2029, par value $0.001 per share (the “Series C Term Preferred Stock” and collectively with the Series A Term Preferred Stock and the Series B Term Preferred Stock, the “Preferred Stock”), were issued and outstanding.

Stockholders of record may vote by mail by returning a properly executed proxy card or in person by attending the Meeting. Shares of Common Stock and Preferred Stock represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and return the enclosed proxy and no vote is indicated, your proxy will be voted “FOR” the proposal described in this Proxy Statement (as applicable).

At any time before it has been voted, your proxy may be revoked in one of the following ways: (1) by a signed, written letter of revocation delivered on any business day before the date of the Meeting to the Secretary of the Company at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, (2) by properly completing and executing a later-dated proxy and returning it in time to be received before the Meeting, or (3) by attending the Meeting and voting in person. Please call (844) 810-6501 for information on how to obtain directions to attend the Meeting and vote in person.

Purpose of Meeting

At the Meeting, Stockholders will be asked to elect two (2) Directors, as outlined below:

1.	Mr. James R. Matthews, to be voted upon by holders of the outstanding shares of the Company’s Preferred Stock, voting separately as a single class, to serve until the 2028 annual meeting of stockholders or until his successor is duly elected and qualifies; and
2.	Mr. Paul E. Tramontano, to be voted upon by holders of the outstanding shares of the Company’s Common Stock and Preferred Stock, voting together as a single class, to serve until the 2028 annual meeting of stockholders or until his successor is duly elected and qualifies.

Quorum

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the Company’s capital stock issued and outstanding and entitled to vote at the Meeting will constitute a quorum. Proxies that reflect abstentions will be treated as shares present for quorum purposes. In addition, shares held of record by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote, and the broker or nominee does not otherwise have discretionary power to vote on non-routine matters (“broker non-votes”) will be treated as shares present for quorum purposes.

If a quorum is not present at the Meeting, the presiding officer or the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Meeting shall have power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until a quorum shall be present or represented. At such adjourned Meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the Meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned Meeting, a notice of the adjourned Meeting shall be given to each Stockholder entitled to vote at the Meeting.

Vote Required

The Stockholders of record on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Stockholders, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Directors. Votes cast by proxy or in person at the Meeting will be counted by the Company’s proxy tabulation firm.

The election of a Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Therefore, the nominees who receive the highest number of votes “FOR”, up to the number of Directors to be elected, will be elected.

If you vote “WITHHOLD” with respect to a nominee, your shares will not be voted with respect to the person indicated. Such abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the election. No “broker non-votes” are anticipated with respect to the proposal. However, any “broker non-votes” received will not be included in determining the number of votes cast and, as a result, will have no effect on the proposal. If you execute and return the enclosed proxy and no vote is indicated, your proxy will be voted “FOR” the proposal described in this Proxy Statement (as applicable).

Adjournment

The Meeting may be adjourned for such periods as the presiding officer of the Meeting or the Stockholders present in person or by proxy and entitled to vote shall direct.

Additional Information

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice and the enclosed proxy card. The Company intends to use the services of Equiniti Trust Company, LLC, its transfer agent, and Broadridge Financial Solutions, Inc., a provider of investor communications solutions, to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services. We have requested that brokers, nominees, fiduciaries and other persons holding shares of Common Stock or Preferred Stock in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing. In addition, proxies may be solicited in person and/or by telephone, mail or facsimile transmission by Directors or officers of the Company, officers or employees of Eagle Point Income Management LLC, our investment adviser (the “Adviser”), Eagle Point Administration LLC, our administrator (the “Administrator”), and/or by a retained solicitor. No additional compensation will be paid to such Directors, officers or regular employees for such services. If the Company retains a solicitor, the Company has estimated that it would pay approximately $15,000 for such services. If the Company engages a solicitor, you could be contacted by telephone on behalf of the Company and urged to vote.

As of the date of this Proxy Statement, the Board, the Company’s officers and the Adviser know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

PROPOSAL: ELECTION OF DIRECTORS

The Board is currently comprised of six (6) Directors, four (4) of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, and meet the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the New York Stock Exchange listing rules (the “Independent Directors”). The Board is divided into three classes with the term of only one class expiring at each annual meeting. Classes I, II and III are each comprised of two (2) Directors.

The Nominating Committee (the “Nominating Committee”) of the Company and the Board have recommended Messrs. Matthews and Tramontano for election as Class II Directors by the Stockholders. Accordingly, at the Meeting, (i) the holders of Preferred Stock, voting separately as a single class, are being asked to elect Mr. Matthews as a Class II Director, and (ii) the holders of Common Stock and Preferred Stock, voting together as a single class, are being asked to elect Mr. Tramontano as a Class II Director, each to serve until the 2028 annual meeting of stockholders or until his respective successor is duly elected and qualifies.

Messrs. Matthews and Tramontano are currently serving as Class II Directors and have agreed to continue to serve as Class II Directors, if elected. If either Mr. Matthews or Mr. Tramontano is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Nominating Committee and the Board may select. The Board has no reason to believe that either Mr. Matthews or Mr. Tramontano will be unable or unwilling to serve.

A Stockholder can vote “FOR,” or “WITHHOLD” its vote with respect to, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of each nominee.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH NOMINEE.

Information about the Board

The business of the Company is managed under the direction of the Board. Subject to the provisions of the Company’s certificate of incorporation, its bylaws and applicable state law, the Directors have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Company’s officers. The Board is divided into three classes, with the term of only one class expiring at each annual meeting of the stockholders.

Class I Directors.  Messrs. Scott W. Appleby and Jeffrey L. Weiss are currently serving as Class I Directors. Messrs. Appleby and Weiss were most recently elected to serve as Directors at the 2024 annual meeting of stockholders. Their term expires at the 2027 annual meeting of stockholders.

Class II Directors.  Messrs. James R. Matthews and Paul E. Tramontano are currently serving as Class II Directors. Messrs. Matthews and Tramontano were most recently elected to serve as Directors at the 2022 annual meeting of stockholders with a term expiring at the Meeting. Messrs. Matthews and Tramontano will continue to serve as Class II Directors if elected at the Meeting. If elected at the Meeting, their term would expire at the 2028 annual meeting of stockholders.

Class III Directors.  Messrs. Thomas P. Majewski and Kevin F. McDonald are currently serving as Class III Directors. Messrs. Majewski and McDonald were most recently elected to serve as Directors at the 2023 annual meeting of stockholders. Their term expires at the 2026 annual meeting of stockholders.

Board Leadership Structure.  Currently, the Board consists of six (6) Directors, four (4) of whom are Independent Directors and two (2) of whom are “interested persons” of the Company as defined in the 1940 Act. Each Independent Director also meets the definition of “independent director” in the corporate governance standards of the New York Stock Exchange as applicable to closed-end management investment companies. Messrs. Appleby, McDonald, Tramontano and Weiss qualify as Independent Directors. Mr. Majewski, who serves as our Chairperson (the “Chairperson”) and Chief Executive Officer, and Mr. Matthews are interested persons of the Company. The Chairperson presides at meetings of the Directors and may call meetings of the Board and any Board committee whenever he deems necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also generally acts as a liaison with our management, officers and attorneys and other Directors between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to our certificate of incorporation or bylaws, or as assigned by the Board, the designation of a Director as Chairperson does not impose on that Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Director, generally.

The Board has designated Mr. Weiss as “Lead Independent Director.” The Lead Independent Director generally acts as a liaison between the other Independent Directors and our management, officers and attorneys between Board meetings. The Lead Independent Director may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to our certificate of incorporation or bylaws, or as assigned by the Board, the designation of a Director as Lead Independent Director does not impose on that Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Director, generally.

The Board has established two standing committees to facilitate oversight of the management of the Company: the Audit Committee and the Nominating Committee. The functions and roles of each committee are described below under the section “Board Committees and Meetings.” The membership of each committee consists of all of the Independent Directors, which the Board believes allows them to participate in the full range of the Board’s oversight duties. Interested Directors are generally permitted to attend and participate in committee meetings, as appropriate.

The Board reviews its leadership structure periodically, and the Board believes that the current leadership structure is appropriate because it allows the Board to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Directors is appropriate and in the best interest of the Stockholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Majewski, Managing Partner of the Adviser, provides the Board with the Adviser’s perspective in managing and sponsoring us. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or our characteristics.

Risk Oversight.  As a registered investment company, we are subject to a variety of risks, including investment risks, financial risks, compliance risks and operational risks. As part of its overall activities, the

Board oversees the management of our risk management structure by various departments of the Adviser and the Administrator, as well as by our Chief Compliance Officer (“CCO”). The responsibility to manage our risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.

The Board recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities. In addressing issues regarding our risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson, the relevant committee chair or our CCO, who is directly accountable to the Board. As appropriate, the Chairperson and the committee chairs confer among themselves, with our CCO, the Adviser, other service providers and external fund counsel to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate committee for review and discussion with management.

Information about the Directors and Nominees

The following table provides information concerning the Directors/Director nominees.

Name, Address(1) and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director
Class II Director Nominees Independent Director
Paul E. Tramontano Age: 63	Class II Director	Since inception; Term expires 2025 (2028 if elected)	Executive Managing Director at Cresset Asset Management and Board Member since April 2023; Senior Managing Director and Portfolio Manager at First Republic Investment Management from October 2015 to April 2023.	5	Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust
Interested Director
James R. Matthews(2) Age: 57	Class II Director	Since inception; Term expires 2025 (2028 if elected)	Managing Director of Stone Point Capital LLC since October 2011.	5	Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust

Name, Address(1) and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director

Directors Not Up for Election at the Meeting Independent Directors
Scott W. Appleby Age: 60	Class I Director	Since inception; Term expires 2027	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.	5	Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust
Kevin F. McDonald Age: 58	Class III Director	Since inception; Term expires 2026	Chief Operating Officer of AltaRock Partners, LLC, an asset management firm, since January 2019.	5	Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust
Jeffrey L. Weiss Age: 64	Class I Director	Since inception; Term expires 2027	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners LLC since January 2018.	5	Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust

Name, Address(1) and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director

Interested Director
Thomas P. Majewski(3) Age: 50	Class III Director, Chairperson of the Board and Chief Executive Officer	Since inception; Term expires 2026	Managing Partner of the Adviser since September 2018, Eagle Point Credit Management LLC since September 2012, Eagle Point Enhanced Income Management LLC since June 2023, and Eagle Point Defensive Income Management LLC since September 2023; Chief Executive Officer of Eagle Point Credit Company Inc. since May 2014; Chief Executive Officer and Principal Executive Officer of Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024.	5	Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust

(1)	The business address of each Director is c/o Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830.
(2)	Mr. Matthews is an interested person of the Company due to his position with Stone Point Capital LLC (“Stone Point”), which is an affiliate of the Adviser.
(3)	Mr. Majewski is an interested person of the Company due to his position as Chief Executive Officer of the Company and his position with the Adviser.

Each of the Directors also serves on the board of directors of Eagle Point Credit Company Inc., the board of trustees of Eagle Point Institutional Income Fund, the board of trustees of Eagle Point Enhanced Income Trust and the board of trustees of Eagle Point Defensive Income Trust, each of which is a closed-end management investment company registered under the 1940 Act which is part of the same fund complex as us.

Other than with respect to the Company, Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust, none of the Directors serves, nor have they served during the last five years, on the board of directors of another company with a class of securities registered pursuant to Section 12 of the Exchange Act (or subject to the reporting requirements of Section 15(d) of the Exchange Act), or registered as an investment company under the 1940 Act (including any other companies in a fund complex with us).

The following table states the dollar range of equity securities of the Company beneficially owned as of the Record Date by each Director and Director nominee.

Name of Director/Nominee	Dollar Range of Equity Securities in the Company(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(2)(3)
Interested Directors
Thomas P. Majewski	Over $100,000	Over $100,000
James R. Matthews	None	None
Independent Directors
Scott W. Appleby	$50,001 – 100,000	Over $100,000
Kevin F. McDonald	$10,001 – 50,000	Over $100,000
Paul E. Tramontano	$50,001 – 100,000	Over $100,000
Jeffrey L. Weiss	$10,001 – 50,000	Over $100,000

(1)	Securities are valued as of the Record Date.
(2)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.
(3)	The “Fund Complex” includes the Company, Eagle Point Credit Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust.

To the knowledge of the Company, as of the Record Date, none of the Independent Directors or their immediate family members owned securities of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation.  As compensation for serving on the Board each Independent Director receives an annual fee of $60,000, as well as reasonable out-of-pocket expenses incurred in attending Board and committee meetings. The chairman of the Audit Committee receives an additional annual fee of $10,000 and the chairman of the Nominating Committee receives an additional annual fee of $5,000 for their additional services in these capacities.

Directors do not currently receive any pension or retirement benefits from the Company.

Each Director who is a director, officer, partner, member or employee of the Adviser, or of any entity controlling, controlled by or under common control with the Adviser, including any Director who is an “interested person” (as such term is defined in the 1940 Act) of the Company, serves without any compensation from the Company.

The following table provides information concerning the compensation paid to the Directors during the fiscal year ended December 31, 2024.

Name of Director/Nominee	Aggregate Compensation from the Company to Director/Nominee for the Fiscal Year ended December 31, 2024	Aggregate Compensation from the Fund Complex[2] to Director/Nominee for the Fiscal Year ended December 31, 2024
Independent Directors
Scott W. Appleby	$ 65,000[1]	$ 191,500[1,3]
Kevin F. McDonald	$ 60,000[1]	$ 180,000[1,3]
Paul E. Tramontano	$ 60,000[1]	$ 180,000[1,3]
Jeffrey L. Weiss	$ 70,000[1]	$ 207,500[1,3]
Interested Directors
Thomas P. Majewski	—	—
James R. Matthews	—	—

1 Includes $32,500, $30,000, $30,000, and $35,000 relating to the year ended December 31, 2023, that was payable to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively, as of December 31, 2023, and paid during the fiscal year ended December 31, 2024; does not reflect $32,500, $30,000, $30,000, and $35,000 paid to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively, relating to the year ended December 31, 2024, that was paid after the year ended December 31, 2024.

2 The “Fund Complex” includes the Company, Eagle Point Credit Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust.

3 Includes $95,750, $90,000, $90,000 and $103,750 relating to the year ended December 31, 2023, that was payable to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively, as of December 31, 2023, and paid during the year ended December 31, 2024; does not reflect $122,250, $120,000, $115,000 and $128,750 paid to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively, relating to the year ended December 31, 2024, that was paid after the year ended December 31, 2024.

Director Qualifications.  Although the Nominating Committee has general criteria that guides its choice of candidates to serve as Independent Directors, there are no specific required qualifications for Board membership. See “— Board Committees and Meetings — Nominating Committee.” The Board believes that the different perspectives, viewpoints, professional experience, education and individual qualities of each Director represent a diversity of experiences and a variety of complementary skills. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Directors.

In respect of each current Director, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Company, were a significant factor in the determination by the Board that the individual is qualified to serve as a Director. The following is a summary of various qualifications, experiences and skills of each Director (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Directors as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Independent Directors

Scott W. Appleby.  Mr. Appleby is the President of Appleby Capital, Inc. and has more than 25 years of banking experience at Appleby Capital, Deutsche Bank, Robertson Stephens, ABN Amro and Paine Webber. As a senior equity analyst, Mr. Appleby has written on global exchanges, alternative asset managers and financial technology. Mr. Appleby was also one of the first Internet analysts and, in 1997, the first analyst to cover the electronic brokerage industry. Mr. Appleby remains an active writer and speaker on financial technology and Wall Street trends. Mr. Appleby serves on a number of private company and community boards. Mr. Appleby holds an M.B.A. from Cornell University and a B.S. from the University of Vermont.

Mr. Appleby also serves as an independent director of Eagle Point Credit Company Inc. and independent trustee of Eagle Point Enhanced Income Trust, Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust. He is a member of the audit committee and the chair of the nominating committee of each of the board of directors/trustees of Eagle Point Credit Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust.

Kevin F. McDonald.  Mr. McDonald is the Chief Operating Officer of AltaRock Partners as of January 2019. Mr. McDonald previously served as Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018. Mr. McDonald was a Principal of Taylor Investment Advisors, LP, which he co-founded, from 2002 to March 2017, and served as the Chief Executive Officer from 2006 to December 2014. Previously, Mr. McDonald was a Director at Larch Lane Advisors LLC from 1999 to 2001. Mr. McDonald was a Vice President in the futures and options group at JP Morgan Securities from 1994 to 1999 and served as an Assistant Treasurer and proprietary fixed-income trader at BSI Bank (subsidiary of Generali S.P.A.) from 1991 to 1994. Mr. McDonald began his career at Chemical Bank in 1989 where he was a credit analyst in the corporate finance group. Mr. McDonald holds a B.A. from the University of Virginia.

Mr. McDonald also serves as an independent director of Eagle Point Credit Company Inc. and independent trustee of Eagle Point Enhanced Income Trust, Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust. He is a member of the audit committee and nominating committee of each of the board of directors/trustees of Eagle Point Credit Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust.

Paul E. Tramontano (Nominee).  Mr. Tramontano has served as Executive Managing Director at Cresset Asset Management, LLC and Board Member since April 2023. From October 2015 to April 2023, Mr. Tramontano was a Senior Managing Director and Wealth Manager at First Republic Investment Management. Prior to joining First Republic Investment Management, Mr. Tramontano was the founder and Co-Chief Executive Officer at Constellation Wealth Advisors LLC for eight years and was responsible for managing the firm’s East Coast operations as well as serving on both the investment and executive management committees. Prior to forming Constellation Wealth Advisors, Mr. Tramontano spent 17 years at Citi Smith Barney, most recently as a Managing Director and Senior Advisor of Citi Family Office. Mr. Tramontano holds a B.S. from Villanova University and attended the Certified Investment Management program at the Wharton School of Business at the University of Pennsylvania.

Mr. Tramontano also serves as an independent director of Eagle Point Credit Company Inc. and independent trustee of Eagle Point Enhanced Income Trust, Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust. He is a member of the audit committee and nominating committee of the board of directors/trustees of Eagle Point Credit Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust.

Jeffrey L. Weiss.  Mr. Weiss has served as the Managing Partner of Colter Lewis Investment Partners LLC since January 2018 and is also a private investor (since 2012). Mr. Weiss is a former Managing Director at Lehman Brothers and Barclays, where he also held a number of senior leadership positions. From 2008 to 2012, Mr. Weiss served as Global Head of Financial Institutions at Barclays. Prior to joining Barclays, Mr. Weiss spent 25 years with Lehman Brothers, most recently as a Managing Director. From

2005 to 2008, Mr. Weiss served on the management committee of Lehman Brothers and from 2007 to 2008 Mr. Weiss was responsible for the financial institutions group businesses at Lehman Brothers. Mr. Weiss holds a B.S. from the University of Wisconsin.

Mr. Weiss also serves as an independent director of Eagle Point Credit Company Inc. and independent trustee of Eagle Point Enhanced Income Trust, Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust. He is the chair of the audit committee and a member of the nominating committee of the board of directors/trustees of Eagle Point Credit Company Inc., Eagle Point Enhanced Income Trust, Eagle Point Institutional Income Fund and Eagle Point Defensive Income Trust.

Interested Directors

Thomas P. Majewski.  Mr. Majewski is Founder and Managing Partner of the Adviser. He manages the Adviser and its affiliates (“Eagle Point” or the “firm”), oversees all of the firm’s investment offerings and is the lead Portfolio Manager for Eagle Point’s multi-credit strategies. Mr. Majewski is Chairman of the firm’s Investment Committee.

Mr. Majewski has 30 years of experience in credit and structured finance. He led the creation of some of the earliest refinancing CLOs, pioneering techniques that are now commonplace in the market. Prior to founding Eagle Point in 2012, Mr. Majewski held leadership positions within the fixed income divisions at J.P. Morgan, Merrill Lynch, Bear Stearns and Royal Bank of Scotland. He was the US Country Head at AMP Capital/AE Capital, where he oversaw a diverse portfolio of credit and other private investments on behalf of Australian investors. Mr. Majewski began his career in the securitization group at Arthur Andersen.

Mr. Majewski earned a BS in Accounting from Binghamton University.

Mr. Majewski also serves as a director and the Chief Executive Officer of Eagle Point Credit Company Inc. and trustee, Chief Executive Officer, and Principal Executive Officer of each of Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust.

James R. Matthews (Nominee).   Mr. Matthews is currently a Managing Director of Stone Point (since October 2011). Mr. Matthews is a member of the Adviser’s Board of Managers. He joined Stone Point from Evercore Partners Inc., where he was a Senior Managing Director and Co-Head of Private Equity. From 2000 to 2007, Mr. Matthews was with Welsh, Carson, Anderson & Stowe, where he was a General Partner and focused on investments in the information services and business services sectors.

Previously, Mr. Matthews was a General Partner of J.H. Whitney & Co. and started his career as an Analyst in the mergers and acquisitions group of Salomon Brothers Inc. Mr. Matthews is a director of various portfolio companies of the Trident Funds, including Alliant Insurance Services, Inc., HireRight Holdings Corporation, Private Client Select Insurance Services, LLC, Safety TopCo Holdings GP LLC (dba SambaSafety), and Trident AV Holdings, L.P. (dba Verisys).Mr. Matthews holds a B.S. from Boston College and an M.B.A. from the Harvard Graduate School of Business Administration.

Mr. Matthews also serves as chairperson of the board of directors of Eagle Point Credit Company Inc. and as a trustee of Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust.

Board Committees and Meetings

The Board has established two standing committees to facilitate oversight of the management of the Company: the Audit Committee and the Nominating Committee.

Audit Committee.  The members of the Audit Committee are Messrs. Appleby, McDonald, Tramontano and Weiss, each of whom is an Independent Director. Each member of the Audit Committee is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full Board the independent registered public accounting firm for us, oversees the work of the independent registered public accounting firm in connection with the Company’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The Audit Committee also functions as the qualified legal compliance committee of the Company and is responsible for the confidential receipt, retention and consideration of any report of evidence of (i) a material violation of applicable federal or state securities law, (ii) a material breach of fiduciary duty arising under federal or state law or (iii) a similar material violation of any federal or state law by the Company or any officer, director, employee or agent of the Company that has occurred, is ongoing or is about to occur. Mr. Weiss currently serves as chair of the Audit Committee. A copy of the Audit Committee Charter is available on the Company’s website (www.eaglepointincome.com).

Nominating Committee.  The members of the Nominating Committee are Messrs. Appleby, McDonald, Tramontano and Weiss, each of whom is an Independent Director. The Board has adopted a written charter for the Nominating Committee. The Nominating Committee periodically reviews the committee structure, oversees the conduct of an annual self-assessment of the Board and its committees and makes the final selection and nomination of candidates to serve as Independent Directors. In addition, the Nominating Committee makes recommendations regarding the compensation of the Company’s Independent Directors for approval by the Board as there is no separate compensation committee of the Company. The Board nominates and selects the interested Directors and the officers. Mr. Appleby serves as chair of the Nominating Committee. A copy of the Nominating Committee Charter is available on the Company’s website (www.eaglepointincome.com).

In reviewing a potential nominee and in evaluating the re-nomination of current Independent Directors, the Nominating Committee will generally apply the following criteria: (1) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (2) the nominee’s business acumen, experience and ability to exercise sound judgment; (3) a commitment to understand the Company and the responsibilities of a director of an investment company; (4) a commitment to regularly attend and participate in meetings of the Board and its committees; (5) the ability to understand potential conflicts of interest involving management of the Company and to act in the interests of all Stockholders; and (6) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all Stockholders and to fulfill the responsibilities of an Independent Director. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing Independent Director continues, in the opinion of the Nominating Committee, to satisfy these criteria, we anticipate that the Nominating Committee would favor the re-nomination of an existing Independent Director rather than nominate a new candidate. Consequently, while the Nominating Committee will consider nominees recommended by Stockholders to serve as Independent Directors, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or a committee and it determines that the selection of a new or additional Independent Director is in the

Company’s best interests. In the event that a vacancy arises or a change in membership is determined to be advisable, the Nominating Committee will, in addition to any Stockholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee. The Nominating Committee may retain a consultant to assist it in a search for a qualified candidate.

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as Independent Directors, but the Nominating Committee will consider such factors as it may deem are in the best interests of the Company and the Stockholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes, including gender, race or national origin.

Consideration of Candidates Recommended by Stockholders.  The Nominating Committee will review and consider nominees recommended by Stockholders to serve as Independent Directors, provided that the recommending Stockholder follows the procedures for Stockholders to submit nominee candidates as set forth in the Company’s bylaws and Nominating Committee’s charter, and summarized here.

For any Stockholder recommendation for Independent Director to be included in the Company’s proxy statement, it must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act to be considered by the Nominating Committee. In evaluating a nominee recommended by a Stockholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the Stockholder in submitting that nomination and whether such objectives are consistent with the interests of all Stockholders. If the Board determines to include a Stockholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Company’s proxy card. If the Nominating Committee or the Board determines not to include such candidate among the Board’s designated nominees and the Stockholder has satisfied the requirements of Rule 14a-8, the Stockholder’s candidate will be treated as a nominee of the Stockholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Company’s proxy statement.

A Stockholder who is entitled to vote at the applicable annual meeting and who intends to nominate a director must comply with the advance notice procedures of the Company’s bylaws. To be timely, the Stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the Company addressed to the attention of the Secretary not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date the Company’s proxy statement was released to the Stockholders in connection with the previous year’s annual meeting of Stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the Stockholder must be received by the Secretary not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. Such Stockholder’s notice to the Secretary shall set forth (i) as to each person whom the Stockholder proposes to nominate for election or reelection as a Director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Company that are beneficially owned by the person and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) under Section 14 of the Exchange Act, and (ii) as to the Stockholder giving the notice (a) the name and record address of the Stockholder and (b) the class and number of shares of capital stock of the Company that are beneficially owned by the Stockholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director. No person nominated by a Stockholder as an Independent Director shall be eligible for election as a Director unless nominated in accordance with the procedures set forth herein. An officer of the Company presiding at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

Meetings.  The Board meets regularly, at least four times each year, to discuss and consider matters concerning the Company, and also holds special meetings to address matters arising between regular meetings. The Independent Directors regularly meet outside the presence of management. During the fiscal year ended December 31, 2024, the Board held five meetings. The Audit Committee met in separate session five times and the Nominating Committee met in separate session three times. Each Director attended 75% or more of the aggregate number of meetings of the Board and the committees on which such Director served and that were held during the fiscal year ended December 31, 2024.

The Directors are not required to attend the Company’s annual meetings of stockholders but are encouraged to do so. All six (6) Directors attended the 2024 annual meeting of stockholders.

ADDITIONAL INFORMATION

Stockholder Communications with the Board

Stockholders may communicate with the Directors as a group or individually. Stockholder communications must (1) be in writing and be signed by the Stockholder and (2) identify the class and number of shares of Common Stock or Preferred Stock held by the Stockholder. Any such communication should be sent to the Board or an individual Director c/o the Secretary at the following address: 600 Steamboat Road, Suite 202, Greenwich, CT 06830. The Secretary or her designee is responsible for reviewing properly submitted Stockholder communications. The Secretary shall either (1) provide a copy of each properly submitted Stockholder communication to the Board at its next regularly scheduled meeting or (2) forward the communication to the Director(s) promptly after receipt if the Secretary determines that the communication requires more immediate attention. The Secretary may, in good faith, determine that a Stockholder communication should not be provided to the Board or Director(s) because it does not reasonably relate to the Company or its operations, management, activities, policies, service providers, Board, officers, Stockholders or other matters relating to an investment in the Company or otherwise is routine or ministerial in nature.

These procedures do not apply to (1) any communication from a Director or an officer of the Company, (2) any communication from an employee or agent of the Company, unless such communication is made solely in such employee’s or agent’s capacity as a Stockholder, or (3) any Stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Directors are not required to make themselves available to Stockholders for communications, other than by the aforementioned procedures.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of Common Stock and Preferred Stock by each current Director (including the nominees), the Company’s officers and each person known to us to beneficially own 5% or more of the outstanding shares of Common Stock or Preferred Stock, as applicable.

	Common Stock Beneficially Owned(2)		Preferred Stock Beneficially Owned(2)
Name and Address(1)	Number	%(3)	Number	%(3)
5% Owners
Enstar Group Limited(4)	3,764,580	14.8%	—	—
Karpus Investment Management(5)	—	—	832,272	14.2%
Interested Directors
Thomas P. Majewski	17,100	*	1,100	*
James R. Matthews	—	—	—	—
Independent Directors
Scott W. Appleby	5,159	*	—	—
Kevin F. McDonald	2,885	*	—	—

Paul E. Tramontano	3,799	*	—	—
Jeffrey L. Weiss	3,500	*	—	—
Officers
Kenneth P. Onorio	6,691	*	—	—
Nauman S. Malik	1,250	*	—	—
Courtney B. Fandrick	717	*	—	—
All Directors and officers as a group (9 persons)	40,128	*	1,100	*

*	Represents less than 1.0%
(1)	The address for each officer and Director is c/o Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of Common Stock or Preferred Stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.
(3)	Based on 25,409,702 shares of Common Stock and 5,842,532 shares of Preferred Stock issued and outstanding as of the Record Date.
(4)	The number of shares beneficially owned is based on a Schedule 13G filed on February 14, 2023. The address of Enstar Group Limited is P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda HM JX.
(5)	The number of shares beneficially owned is based on a Schedule 13G filed on April 9, 2024. The address of Karpus Investment Management is 183 Sully’s Trail, Pittsford, NY 14534.

Information about the Officers who are Not Directors

The table below provides certain information concerning the officers of the Company who are not also Directors. Currently none of the Company’s officers is directly compensated by the Company.

Name, Address and Age(1)	Position(s) Held with Company	Term of Office(2) and Length of Time Served	Principal Occupations(s) During the Past 5 Years

Kenneth P. Onorio Age: 57	Chief Financial Officer and Chief Operating Officer	Since inception	Chief Financial Officer of Eagle Point Credit Company Inc. since July 2014 and Chief Operating Officer of Eagle Point Credit Company Inc. since November 2014; Chief Financial Officer, Principal Accounting Officer and Chief Operating Officer of Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024; Senior Principal and Chief Financial Officer of Eagle Point Credit Management LLC since July 2014; Chief Operating Officer of Eagle Point Credit Management LLC since August 2014; Senior Principal, Chief Financial Officer and Chief Operating Officer of the Adviser since October 2018, Eagle Point Enhanced Income Management LLC since June 2023 and Eagle Point Defensive Income Management LLC since September 2023.

Name, Address and Age(1)	Position(s) Held with Company	Term of Office(2) and Length of Time Served	Principal Occupations(s) During the Past 5 Years
Nauman S. Malik Age: 44	Chief Compliance Officer	Since inception	Chief Compliance Officer of Eagle Point Credit Company Inc. since September 2015, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024; Chief Compliance Officer of Marble Point Credit Management LLC from August 2016 to December 2020; Senior Principal and General Counsel of the Adviser since October 2018, Eagle Point Credit Management LLC since June 2015, Eagle Point Enhanced Income Management LLC since June 2023 and Eagle Point Defensive Income Management LLC since September 2023; Chief Compliance Officer of the Adviser from October 2018 to March 2020 and Eagle Point Credit Management LLC from September 2015 to March 2020.
Courtney B. Fandrick Age: 42	Secretary	Since inception

Secretary of Eagle Point Credit Company Inc. since August 2015, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024; Principal and Chief Compliance Officer of the Adviser and Eagle Point Credit Management LLC since March 2020, Eagle Point Enhanced Income Management LLC since June 2023 and Eagle Point Defensive Income Management LLC since September 2023; Deputy Chief Compliance Officer of the Adviser from October 2018 to March 2020 and Eagle Point Credit Management LLC from December 2014 to March 2020.

(1)	The address for each of our officers is c/o Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830. Each of our officers is an interested person of the Company due to their affiliations with the Adviser and its affiliates.
(2)	Each of our officers holds office at the pleasure of the Board and until their successors are chosen and qualifies, or until their earlier resignation or removal.

Kenneth P. Onorio.   Mr. Onorio has served as our Chief Financial Officer and our Chief Operating Officer since inception. Mr. Onorio also serves as Senior Principal, Chief Financial Officer and Chief Operating Officer of the Adviser, Eagle Point Credit Management LLC, Eagle Point Enhanced Income Management LLC and Eagle Point Defensive Income Management LLC. Prior to joining Eagle Point Credit Management LLC in 2014, Mr. Onorio was an Executive Director within Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014. During his tenure at JPMorgan, his responsibilities included managing Hedge Fund and Private Equity Fund Administration. Mr. Onorio received his B.S. from Fordham University and is a Certified Public Accountant (inactive).

Mr. Onorio also serves as the Chief Financial Officer and Chief Operating Officer of Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust.

Nauman S. Malik.  Mr. Malik has served as our Chief Compliance Officer since inception. Mr. Malik also serves as Senior Principal and General Counsel of the Adviser, Eagle Point Credit Management LLC, Eagle Point Enhanced Income Management LLC and Eagle Point Defensive Income Management LLC.

He was the Chief Compliance Officer of the Adviser from October 2018 to March 2020 and Chief Compliance Officer of Eagle Point Credit Management LLC from September 2015 to March 2020. He was also Chief Compliance Officer of Marble Point Credit Management LLC from August 2016 to December 2020. Prior to joining Eagle Point Credit Management LLC, Mr. Malik was a corporate attorney with Dechert LLP and served as general counsel to Monsoon Capital LLC. Mr. Malik received his J.D. from Georgetown University Law Center and his B.S. in finance from the University of Pennsylvania’s Wharton School.

Mr. Malik also serves as the Chief Compliance Officer of Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust.

Courtney B. Fandrick.  Ms. Fandrick has served as our Secretary since inception. Ms. Fandrick also serves as Principal and Chief Compliance Officer of the Adviser, Eagle Point Credit Management LLC, Eagle Point Enhanced Income Management LLC and Eagle Point Defensive Income Management LLC. She was the Deputy Chief Compliance Officer of the Adviser from October 2018 to March 2020 and Deputy Chief Compliance Officer of Eagle Point Credit Management LLC from December 2014 to March 2020. Prior to joining Eagle Point Credit Management LLC in December 2014, Ms. Fandrick was Senior Compliance Associate at Bridgewater Associates, LP, an investment advisory firm. Ms. Fandrick received her B.A. in Mathematics and Statistics from Miami University and her MBA from University of Phoenix.

Ms. Fandrick also serves as the Secretary of Eagle Point Credit Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust.

Certain Related Party Transactions

Investment Adviser and Investment Advisory Agreement

The Adviser, located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, manages the Company’s investments, subject to the supervision of the Board, pursuant to an investment advisory agreement (the “Advisory Agreement”) between us and the Adviser, dated October 5, 2018. The Adviser is registered as an investment adviser with the SEC. The Adviser is an affiliate of Eagle Point Credit Management LLC which, collectively with the Adviser and certain affiliates as of December 31, 2024, had approximately $11 billion in total assets under management for investment, including capital commitments that were undrawn as of such date. The Adviser was established in September 2018 and Eagle Point Credit Management LLC was established in 2012. The Adviser is primarily owned by certain of the Trident Funds through intermediary holding companies. Additionally, an affiliate of Enstar Group Limited currently also indirectly owns a portion of the limited liability company interests in the Adviser. Additionally, the members of the Adviser’s senior investment team hold indirect ownership interests in the Adviser. The Adviser is ultimately governed through intermediary holding companies by the Adviser’s Board of Managers, which includes Mr. Majewski and certain principals of Stone Point. The Adviser’s Board of Managers is also responsible for governance and oversight of certain affiliates of the Adviser, including Eagle Point Credit Management LLC.

We pay the Adviser a management fee for its services under the Advisory Agreement. The management fee equals an annual rate of 1.25% of our Managed Assets and is calculated monthly based on our Managed Assets at the end of each calendar month and payable quarterly in arrears. “Managed Assets” means our total assets (including assets attributable to our use of leverage) minus the sum of our accrued liabilities (other than liabilities incurred for the purpose of creating leverage). Management fees incurred pursuant to the Advisory Agreement and payable to the Adviser for the fiscal year ended December 31, 2024, totaled approximately $4.45 million.

Administrator and Administration Agreement

The Administrator, located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, furnishes the Company with office facilities, equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the administration agreement (the “Administration Agreement”) between us and the Administrator, the Administrator performs, or arranges for the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to Stockholders.

Payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer, chief operating officer and CCO and our allocable portion of the compensation of any of their support staff. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator. Expenses and fees incurred pursuant to the Administration Agreement and payable to the Administrator for the fiscal year ended December 31, 2024, totaled approximately $0.65 million.

Independent Registered Public Accounting Firm

The Audit Committee and the Board unanimously selected KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Company at a meeting held on November 11, 2024. KPMG has served as the independent registered public accounting firm of the Company since the Company’s inception. KPMG is located at 345 Park Avenue, New York, NY 10154. The Company is not aware of any direct financial or material indirect financial interest of KPMG in the Company. A representative of KPMG will be present at the Meeting via telephone to respond to appropriate questions from Stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Audit Committee Pre-approval Policies and Procedures.  The Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent registered public accounting firm. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Company.

In addition, the Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Company. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to the Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Company), the Audit Committee receives an annual report showing the aggregate fees paid by the Service Affiliates for such services.

The Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the Company or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve non-audit services provided to the Company pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations.

Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, for the audit of the Company’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2023, and December 31, 2024 were $186,500 and $183,910, respectively.

Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Company’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended December 31, 2023, and December 31, 2024, were $209,000 and $203,091, respectively. These fees include audit-related services in connection with the Company’s “at the market” common stock and preferred stock issuance program, the filing of its registration statement for a committed equity facility, the issuance of 7.75% Series B Term Preferred Stock due 2028 and the issuance of 8.00% Series C Term Preferred Stock due 2029.

Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2023, and December 31, 2024, were $97,391 and $92,775, respectively.  These fees were in connection with the preparation of the Company’s regulated investment company tax compliance and related tax advice.

All Other Fees. The aggregate fees billed for all other services not listed in “Audit Fees”, “Audit-Related Fees” and “Tax Fees” above by KPMG in the fiscal years ended December 31, 2023, and December 31, 2024, were $0 and $0, respectively.

During the fiscal years ended December 31, 2023, and December 31, 2024, all of KPMG’s expenses were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees.  The aggregate non-audit fees billed by KPMG during the fiscal years ended December 31, 2024, and December 31, 2023, for services rendered to the Company and the Service Affiliates, are shown in the table below:

Fiscal Year Ended	Aggregate Non-Audit Fees for Company	Aggregate Non-Audit Fees for Service Affiliates	Aggregate Non-Audit Fees
December 31, 2023	$306,391	$0	$306,391
December 31, 2024	$295,866	$0	$295,866

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Report of the Audit Committee

The Audit Committee (the “Audit Committee”) of the Company oversees the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s Annual Report for the fiscal year ended December 31, 2024 (the “Annual Report”), with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the above-described December 31, 2024 audited financial statements with management and with KPMG, the Company’s independent registered public accounting firm. The Audit Committee has also discussed with KPMG the matters required to be discussed by Auditing Standard 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee reviewed with KPMG, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Finally, the Audit Committee has reviewed the written disclosures and the letters from KPMG required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by KPMG to the Company are compatible with maintaining KPMG’s independence, and has discussed with KPMG the independence of the independent registered public accounting firm.

The Audit Committee discussed with KPMG the overall scope and plans for the audit. The Audit Committee met with KPMG to discuss the results of their audit, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in the proxy statement for the 2025 annual meeting of stockholders filed with the SEC on April 7, 2025, and in the Audit Committee’s charter, the Audit Committee recommended to the board of directors (the “Board”) of the Company (and the Board has approved) that the Company’s audited financial statements be included in the Annual Report as filed with the SEC.

Stockholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and KPMG. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions, referred to above, do not assure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Company’s independent registered public accounting firm is, in fact, “independent.”

Jeffrey L. Weiss, Chairman of the Audit Committee

Scott W. Appleby, Member of the Audit Committee

Kevin F. McDonald, Member of the Audit Committee

Paul E. Tramontano, Member of the Audit Committee

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Single Delivery of Proxy Statement to Shared Address

Please note that only one copy of this Proxy Statement and accompanying documents may be delivered to two (2) or more Stockholders who share an address. We will deliver promptly, upon request, a separate copy of any of these documents to Stockholders at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to us or by calling us at (844) 810-6501. Please direct your written requests to Courtney Fandrick, Secretary, Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

Stockholder Proposals for the Annual Meeting for the 2026 Fiscal Year

It is currently anticipated that the Company’s next annual meeting of Stockholders after the Meeting will be held in May 2026. Proposals of Stockholders intended to be presented at that annual meeting of the Company must be received by the Company by December 8, 2025, for inclusion in the Company’s proxy statement and proxy cards relating to that meeting. The submission by a Stockholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws. To the extent the Company wishes to exclude a proposal, potential exclusion will be analyzed based upon both the procedural and substantive bases for exclusion set forth in Rule 14a-8 under the Exchange Act.

Stockholders submitting any other proposals (including proposals to elect Director nominees) for the Company intended to be presented at the annual meeting for the 2026 fiscal year (i.e., other than those to be included in the Company’s proxy materials) must ensure that such proposals are received by the Company, in good order and complying with all applicable legal requirements and requirements set forth in the Company’s bylaws. The Company’s bylaws provide that any such proposal must be addressed to the attention of the Secretary and received in writing by the Company not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date the Company’s proxy statement was released to the Stockholders in connection with the previous year’s annual meeting of Stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the Stockholder must be received by the Secretary not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. A Stockholder’s notice to the Secretary shall set forth (i) as to each matter the Stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and (b) any material interest of the Stockholder in such business, and (ii) as to the Stockholder giving the notice (a) the name and record address of the Stockholder and (b) the class, series and number of shares of capital stock of the Company which are beneficially owned by the Stockholder.

Assuming the next annual meeting is ultimately scheduled to be within 30 days of the May 23rd anniversary of the Meeting, such proposals must be received no earlier than December 8, 2025, and no later than January 7, 2026. Stockholder proposals should be addressed to the attention of Courtney Fandrick, Secretary, Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

If a Stockholder who wishes to present a proposal fails to notify the Company as set forth above for inclusion of a proposal the Company’s proxy statement, the proxies solicited for the meeting will be voted on the Stockholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

Copies of the Company’s Annual Report and most recent semi-annual report, including financial statements, have previously been mailed to Stockholders. The Company will furnish to any Stockholder upon request, without charge, an additional copy of the Company’s Annual Report and most recent semi-annual report to Stockholders. Annual Reports and semi-annual reports to Stockholders may be obtained by directing a written request to Courtney Fandrick, Secretary, Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830, calling toll-free (844) 810-6501 or by visiting the Company’s website at www.eaglepointincome.com.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

April 7, 2025

ANNUAL MEETING OF STOCKHOLDERS OF EAGLE POINT INCOME COMPANY INC. May 23, 2025 IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.eaglepointincome.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR IN PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. ------------------ ---------------- 10100000000000001000 7 052125 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. In their discretion, the proxy or his or her designated substitute is authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR THE NOMINEE in Proposal 1. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. 1. Election of Director: FOR THE NOMINEE Paul E. Tramontano Class II director WITHHOLD AUTHORITY FOR THE NOMINEE NOMINEE:

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 EAGLE POINT INCOME COMPANY INC. Proxy for Annual Meeting of Stockholders on May 23, 2025 at 8:15 a.m. (Eastern Time) Solicited on Behalf of the Board of Directors The undersigned hereby appoints Courtney Fandrick and Nauman Malik, with full power of substitution and power to act alone, as proxy to vote all the shares of the Company’s common stock, par value $0.001 per share, that the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Eagle Point Income Company Inc., to be held May 23, 2025 at 600 Steamboat Rd, Suite 202, Greenwich, Connecticut 06830, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 1.1

ANNUAL MEETING OF STOCKHOLDERS OF EAGLE POINT INCOME COMPANY INC. May 23, 2025 IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.eaglepointincome.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O James R. Matthews Class II director O Paul E. Tramontano Class II director NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS IN PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. ------------------ ---------------- 20200000000000001000 5 052325 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. In their discretion, the proxy or his or her designated substitute is authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for whom you wish to withhold authority, as shown here:

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 EAGLE POINT INCOME COMPANY INC. Proxy for Annual Meeting of Stockholders on May 23, 2025 at 8:15 a.m. (Eastern Time) Solicited on Behalf of the Board of Directors The undersigned hereby appoints Courtney Fandrick and Nauman Malik, with full power of substitution and power to act alone, as proxy to vote all the shares of the Company’s preferred stock, par value $0.001 per share, that the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Eagle Point Income Company Inc., to be held May 23, 2025 at 600 Steamboat Rd, Suite 202, Greenwich, Connecticut 06830, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 1.1